UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2002


                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Colorado                      0-20999                84-1058165
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(State or other jurisdiction of  (Commission File Number) (IRS Employer
        incorporation)                                       Identification No.)

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                          2875 E. Patrick Lane, Suite G
                             Las Vegas, Nevada 89120
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (702) 740-5633

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Item 2.  Acquisition or Disposition of Assets.

On February 8, 2002, pursuant to the Agreement and Plan of Reorganization dated as of August 21, 2000, as amended, by and among Chadmoore Wireless Group, Inc., a Colorado corporation (the "Company"), Nextel Communications, Inc., a Delaware corporation ("Nextel"), and Nextel Finance Company, a Delaware corporation and a wholly-owned subsidiary of Nextel, the Company sold substantially all of its assets to Nextel in exchange for $130 million in cash. The asset sale transaction is more fully described in the proxy statement of the Company dated as of December 14, 2001.


Item 5.  Other Events.

On February 22, 2002, the Company filed its Articles of Dissolution which became effective as of 12:01 a.m., February 23, 2002. The Company has instructed its transfer agent to close the share transfer records of the Company and to no longer recognize or record any transfers of shares of the Company's common stock. The record date for all future distributions to shareholders of the Company's common stock shall be as of the close of trading on February 22, 2002. The Company is proceeding with its dissolution and liquidation under Colorado law pursuant to the Plan of Liquidation of the Company as approved by its shareholders.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  The pro forma financial information as required by this item shall be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K has been filed.

         (c)      Exhibits.

Exhibit No.              Description
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2.1                      Agreement and Plan of Reorganization dated as of August
                         21, 2000 by and among Nextel Communications, Inc.,
                         Nextel Finance Company, and Chadmoore Wireless Group,
                         Inc. (incorporated by reference to Annex A to the Proxy
                         Statement filed as of December 14, 2001).

2.2                      Plan of Liquidation of Chadmoore Wireless Group, Inc.
                         (incorporated by referenced to Annex B to the Proxy Statement filed as of December 14, 2001).

99.1                     Press release of Chadmoore Wireless Group, Inc. dated
                         February 8, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHADMOORE WIRELESS GROUP, INC.


Date:  February 25, 2002           By: /s/ Robert W. Moore
                                      --------------------
                                         Robert W. Moore
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.              Description
-----------              -----------

2.1 Agreement and Plan of Reorganization dated as of August 21, 2000 by and among Nextel Communications, Inc., Nextel Finance Company, and Chadmoore Wireless Group, Inc. (incorporated by reference to Annex A to the Proxy Statement filed as of December 14, 2001).

2.2                      Plan of Liquidation of Chadmoore Wireless Group, Inc.
                         (incorporated by referenced to Annex B to the Proxy Statement filed as of December 14, 2001).

99.1                     Press release of Chadmoore Wireless Group, Inc. dated
                         February 8, 2002.